Exhibit 10.6

                                IRREVOCABLE PROXY

         The undersigned stockholder of PetMed Express, Inc., a Florida corporation (the "Corporation"), being the record and beneficial owner of Four Hundred Ninety-Eight Thousand Seven Hundred and Fifty (498,750) shares of Common Stock (the "Shares") and options (the "Options") to purchase an additional One Hundred Thousand (100,000) shares of Common Stock (collectively, the "Securities") of the Corporation hereby irrevocably designates and appoints Marc
A. Puleo, M.D., of the City of Fort Lauderdale, State of Florida, to be its proxy to attend stockholders' meetings of the Corporation, with full power to vote and act for it, in its name and place, in the same manner, to the same extent and with the same effect as through it might vote were duly authorized representatives of the undersigned present at said meetings, granting to the said Marc A. Puleo, M.D. the full power of substitution and revocation, subject to the limitations and restrictions set forth below.

         This Proxy is IRREVOCABLE for a three (3) year period commencing on the date hereof. Prior to the expiration of such three (3) year period, the term of this Proxy may be extended for an additional two (2) years by addendum hereto upon the mutual consent of the undersigned stockholder and Marc A. Puleo, M.D.

         If for any reason this Proxy shall be deemed invalid, in whole or in part, then in lieu of the Proxy provided to the said Marc A. Puleo, M.D. to vote the undersigned's Shares, and any shares issuable upon the exercise of the Option, subject to the conditions hereof, the undersigned agrees that the right to vote the Shares, and any shares issuable upon the exercise of the Option, shall be allocated or voted in proportion to the votes cast by all of the stockholders of the Corporation with respect to the transaction or matter submitted to the stockholders of the Corporation. By way of example, in the event the vote cast by the other stockholders of the Corporation participating in such transaction are voted 75% in favor of the transaction and 25% are voted in opposition thereto, the undersigned will be deemed to have voted 75% of its voting interest in favor and 25% of its voting interest against the matter or transaction at hand.

         DATED:  December 29, 1998.

                         Double Diamond Trading, Ltd., a British Virgin Islands corporation

                         By: /s/ Ami Weitzman
                            ---------------------------------------------------
                               Ami Weitzman, Sole Shareholder

[attestation]

 /s/ Adam Terris
------------------------